Exhibit 99.2

Gary Black Chief Executive Officer Robert Garvy INTECH Chairman and Chief Executive Officer Greg Frost Chief Financial Officer Third Quarter 2007 Earnings Presentation October 25, 2007 C-1007-254 1-15-07

Highlights 3Q 2007 EPS from continuing operations of $0.29 up from $0.28 in 2Q 2007 and $0.16 in 3Q 2006 (1) Total company long-term net flows for 3Q 2007 of $0.7 billion versus $2.8 billion in 2Q 2007 $2.9 billion Janus (ex-INTECH) long-term net flows and INTECH net flows of $(2.2) billion Assets Under Management (“AUM”) at September 30, 2007 of $208.0 billion up 9.1% for the quarter Money market AUM of $18.5 billion increased $8.1 billion from 2Q 2007 Relative performance remains strong across multiple time periods 89%, 73%, and 67% of JIF funds in the top 2 Lipper quartiles on a 1-, 3-, and 5-year total return basis, respectively, as of September 30, 2007 (2) Investment management operating margin of 33.7% in 3Q 2007 versus 34.6% in 2Q 2007 and 24.9% in 3Q 2006 Repurchased $184 million of JNS stock in 3Q 2007 at an average price per share of $28.32 Net share reduction of 3.4% for the quarter and 12.0% year-to-date Notes: On September 28, 2007, Janus formally decided to pursue the disposition of its printing and fulfillment business; as a result, going forward, financial reporting of continuing operations will exclude results of the printing and fulfillment segment. Performance reported as of 9/30/2007. Data presented reflects past performance which is no guarantee of future results. See p. 8 and 31 for complete Lipper rankings and Morningstar ratings.

Note: Long-term net flows depicted exclude money market flows. Net Outflows Net Inflows Janus (ex-INTECH) net flows continue to show improvement Total company long-term net flows of $0.7 billion in 3Q 2007 Janus (ex-INTECH) long-term net flows of $2.9 billion in 3Q 2007 3Q 2007 INTECH net flows of $(2.2) billion Total Company Long-Term Net Flows by Quarter (1) ($ in billions) INTECH Net Flows by Quarter ($ in billions) Janus (ex-INTECH) Long-Term Net Flows by Quarter (1) ($ in billions) ($0.0) ($4.3) ($3.0) ($0.9) ($1.8) $1.5 $2.9 ($0.5) ($6.0) ($4.0) ($2.0) $0.0 $2.0 $4.0 4Q 2005 1Q 2006 2Q 2006 3Q 2006 4Q 2006 1Q 2007 2Q 2007 3Q 2007 $4.3 $3.5 $3.1 $0.7 $2.8 ($0.4) ($0.7) ($0.1) ($2.0) $0.0 $2.0 $4.0 $6.0 4Q 2005 1Q 2006 2Q 2006 3Q 2006 4Q 2006 1Q 2007 2Q 2007 3Q 2007

Flows by Channel (1) ($ in billions, unless otherwise stated) Investments in intermediary distribution paying off with a second consecutive quarter of positive net flows Institutional (AUM $62.4 billion) (2) Retail (AUM $58.8 billion) Notes: Annualized sales and redemption rates calculated as a percentage of beginning of period assets. Assets and flows depicted exclude Institutional Money Market. International (AUM $12.9 billion) Domestic Intermediary (AUM $57.2 billion) Gross Redemptions Gross Sales Net Sales Annualized Redemption Rate Annualized Gross Sales Rate Annualized Redemption Rate Annualized Gross Sales Rate Annualized Redemption Rate Annualized Gross Sales Rate Annualized Redemption Rate Annualized Gross Sales Rate $6.0 $4.9 $4.2 $3.0 $2.7 ($3.7) ($3.5) ($4.2) ($2.8) ($6.3) ($12) ($8) ($4) $0 $4 $8 $12 3Q06 4Q06 1Q07 2Q07 3Q07 $2.2 $4.0 $3.2 $2.9 $1.5 ($2.6) ($2.3) ($1.2) ($1.6) ($0.8) ($6) ($4) ($2) $0 $2 $4 $6 $8 3Q06 4Q06 1Q07 2Q07 3Q07 $2.6 $2.5 $2.9 $1.7 $1.2 ($2.0) ($2.2) ($2.5) ($2.1) ($2.4) ($6) ($3) $0 $3 $6 3Q06 4Q06 1Q07 2Q07 3Q07 25% 27% 38% 42% 46% 26% 56% 38% 30% 34% 48% 57% 51% 72% 64% 28% 79% 79% 86% 46% 10% 15% 24% 19% 18% 17% 19% 21% 16% 17% 19% 31% 23% 19% 10% 7% 13% 9% 16% 17%

Growth returns slightly lower in 3Q 2007, but continue to outperform Value (1) Source: Confluence (2007) Market performance slowed in 3Q 2007 with Value returns turning negative (1) Note: Data presented reflects past performance, which is no guarantee of future results. Growth returns and flows outperform Value in 3Q 2007 Source: Confluence (2007) Growth flows beating Value in 3Q 2007 (Monthly net flows for domestic mutual funds in $ billions, October 2006 – September 2007) Source: Strategic Insight, Simfund (2007) Equity flows declined in 3Q 2007 with net outflows in August (Monthly net flows for mutual funds in $ billions, October 2006 – September 2007) Source: Strategic Insight, Simfund (2007) ($10) $0 $10 $20 $30 $40 $50 Oct'06 Nov'06 Dec'06 Jan'07 Feb'07 Mar'07 Apr'07 May'07 Jun'07 Jul'07 Aug'07 Sep'07 Equity Fixed Income 4.2% 12.7% 19.4% -0.2% 14.4% 6.0% -8.0% 0.0% 8.0% 16.0% 24.0% LTM Return Year-to-date Return 3Q 2007 Return Russell 1000® Growth Russell 1000® Value ` Key Indices (Cumulative returns over designated periods) LTM YTD 3Q 2007 S&P 500 ® 16.4% 9.1% 2.0% Russell 1000 ® Growth 19.4% 12.7% 4.2% Russell 1000 ® Value 14.4% 6.0% -0.2% MSCI World sm 21.7% 12.2% 2.5% MSCI EAFE ® 24.9% 13.2% 2.2% MSCI EAFE ® Growth 27.8% 16.8% 4.3% MSCI EAFE ® Value 21.9% 9.6% 0.0% ($12) ($8) ($4) $0 $4 $8 $12 Oct'06 Nov'06 Dec'06 Jan'07 Feb'07 Mar'07 Apr'07 May'07 Jun'07 Jul'07 Aug'07 Sep'07 Growth Value Growth minus Value

Continuing to deliver strong long-term investment performance Janus products continue to outperform peers across multiple time periods (1) 100%, 87% and 73% of Janus-managed JIF equity funds in the top 2 Lipper quartiles on a 1-, 3-, and 5-year total return basis, respectively, as of September 30, 2007 50% of JIF funds have a 4 or 5 star Morningstar overall rating at September 30, 2007, based on risk-adjusted returns On a since PM inception total return basis, 88% of Janus-managed JIF equity funds were in the top Lipper quartile, as of September 30, 2007 INTECH’s long-term performance remains strong, despite recent relative underperformance All seven product strategies with at least a 5-year performance track record are outperforming their respective benchmarks since inception (2) Since inception, the same seven product strategies have “batting averages” greater than 75% and 85% for the rolling 3- and 5-year periods, respectively as of September 30, 2007 (3) Notes: Performance reported as of 9/30/2007. Data presented reflects past performance, which is no guarantee of future results. See p. 8 and 31 for complete Lipper rankings and Morningstar ratings. Percentile ranking calculations exclude Janus Money Market Funds. Performance reported as of 9/30/2007, on an annualized basis and net of fees. See p. 33 and 34 for standardized INTECH performance. Batting average is defined as the percentage of periods a strategy has outperformed its relative benchmark, gross of fees. Periods are calculated on a monthly basis, since inception through 9/30/2007.

85% and 80% of Janus-managed JIF equity funds are in the top Lipper quartile on a 1- and 3-year basis, respectively, as of September 30, 2007 (1) Past performance is no guarantee of future results. (1) References Lipper relative performance on a 1- and 3-year basis as of 9/30/2007. (2) JIF Funds do not include Janus Capital Funds, Janus Adviser Series, Janus Aspen Series, Sub-advised or Money Markets. (3) Janus-Managed JIF Equity Funds also do not include JIF Value Funds, JIF Income Funds, or INTECH Risk-Managed Stock Fund. As of 9/30/2007, the number of funds in the Janus Investment Funds is 27. Funds not ranked by Lipper are not included in the analysis. Funds are ranked within their corresponding Lipper classification for the specified time period. See p. 8 for complete Lipper rankings. 1-Year Basis 3-Year Basis Percent of Funds in Top 2 Lipper Quartiles Based on Total Returns All JIF Funds (2) Janus- Managed JIF Equity Funds (3) 5-Year Basis 56% 65% 70% 75% 85% 11% 5% 5% 10% 15% 70% 85% 67% 75% 100% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 9/30/06 12/31/06 3/31/07 6/30/07 9/30/07 Percent of Janus Managed Equity JIF Funds . 1st Quartile 2nd Quartile 44% 52% 56% 56% 67% 20% 11% 19% 26% 22% 63% 82% 64% 74% 89% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 9/30/06 12/31/06 3/31/07 6/30/07 9/30/07 Percent of Janus Investment Funds . 1st Quartile 2nd Quartile 36% 43% 43% 43% 43% 41% 29% 33% 24% 24% 72% 67% 67% 76% 77% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 9/30/06 12/31/06 3/31/07 6/30/07 9/30/07 Percent of Janus Investment Funds . 1st Quartile 2nd Quartile 44% 53% 53% 53% 27% 33% 20% 20% 53% 44% 80% 73% 73% 87% 88% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 9/30/06 12/31/06 3/31/07 6/30/07 9/30/07 Percent of Janus Managed Equity JIF Funds . 1st Quartile 2nd Quartile 48% 50% 55% 50% 55% 30% 23% 18% 27% 18% 73% 77% 78% 73% 73% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 9/30/06 12/31/06 3/31/07 6/30/07 9/30/07 Percent of Janus Investment Funds . 1st Quartile 2nd Quartile

Six JIF equity funds across five Lipper categories are ranked in the top decile on a 1-, 3-, and 5-year total return basis *Closed to new investors. ‡ In accordance with FINRA regulations, Lipper rankings cannot be publicly disclosed for time periods of less than one year. Past performance is no guarantee of future results. Lipper Inc. – A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested. (1) Ranking is for the investor share class only; other classes may have different performance characteristics. (2) AUM for the asset allocation funds are not reported separately as they have been reflected in the respective underlying funds. If an expense waiver was in effect, it may have had a material effect on the total return or yield and therefore, the ranking for the period. Lipper Quartile: 1st 2nd 3rd 4th 9/30/07 PM Percentile Rank / Percentile Rank / Percentile Rank / Percentile Rank / Percentile Rank / AUM ($mms) Inception Lipper Category Rank (%) Total Funds Rank (%) Total Funds Rank (%) Total Funds Rank (%) Total Funds Rank (%) Total Funds Growth Funds Janus Fund 12,610 $ Jan-06 Large-Cap Growth Funds 34 245 / 728 23 141 / 621 37 191 / 519 32 70 / 219 10 68 / 696 Janus Twenty Fund* 11,696 $ Aug-97 Large-Cap Growth Funds 1 6 / 728 1 5 / 621 1 2 / 519 2 4 / 219 2 3 / 218 Janus Research Fund 4,754 $ Jan-06 Large-Cap Growth Funds 3 18 / 728 3 18 / 621 3 11 / 519 3 5 / 219 3 17 / 696 Janus Orion Fund 4,634 $ Jun-00 Multi-Cap Growth Funds 2 8 / 518 1 1 / 416 2 7 / 349 - - 20 45 / 226 Janus Enterprise Fund 2,115 $ Jan-02 Mid-Cap Growth Funds 31 186 / 609 19 89 / 485 18 67 / 392 43 69 / 162 13 46 / 359 Janus Venture Fund* 1,630 $ Jan-01 Small-Cap Growth Funds 7 37 / 586 8 33 / 469 3 11 / 388 17 28 / 169 14 44 / 315 Janus Triton Fund 131 $ Jun-06 Small-Cap Growth Funds 5 25 / 586 - - - - - - 2 6 / 569 Core Funds Janus Contrarian Fund 7,911 $ Feb-00 Multi-Cap Core Funds 1 6 / 876 1 1 / 662 1 2 / 493 - - 9 27 / 314 Janus Growth and Income Fund 6,850 $ Dec-03 Large-Cap Core Funds 25 198 / 817 7 44 / 681 30 170 / 568 4 9 / 276 12 74 / 639 Janus Balanced Fund 2,702 $ Apr-05 Mixed-Asset Target Alloc. Mod. Funds 14 60 / 442 14 45 / 343 58 134 / 231 4 4 / 127 6 21 / 377 Janus Fundamental Equity Fund 1,104 $ Apr-05 Large-Cap Core Funds 25 203 / 817 3 20 / 681 11 60 / 568 1 2 / 276 4 27 / 721 INTECH Risk-Managed Stock Fund 523 $ Feb-03 Multi-Cap Core Funds 83 725 / 876 56 371 / 662 - - - - 44 228 / 525 Global/International Funds Janus Overseas Fund 10,301 $ Jun-03 International Funds 1 1 / 1049 1 1 / 812 1 1 / 671 3 8 / 299 1 1 / 721 Janus Worldwide Fund 4,540 $ Jun-04 Global Funds 23 90 / 406 68 210 / 309 94 245 / 262 75 80 / 107 69 207 / 303 Janus Global Technology Fund 959 $ Jan-06 Science & Technology Funds 22 60 / 278 25 63 / 254 75 174 / 232 - - 40 109 / 274 Janus Global Life Sciences Fund 869 $ Apr-07 Health/Biotechnology Funds 27 47 / 175 30 45 / 154 44 60 / 137 - - Janus Global Research Fund 249 $ Feb-05 Global Funds 5 17 / 406 - - - - - - 4 13 / 328 Janus Global Opportunities Fund 187 $ Jun-01 Global Funds 21 85 / 406 84 260 / 309 68 178 / 262 - - 19 39 / 210 Value Funds Janus Mid Cap Value Fund - Inv (1) 5,836 $ Aug-98 Mid-Cap Value Funds 28 86 / 308 43 102 / 238 39 70 / 183 - - 3 2 / 68 Janus Small Cap Value Fund - Inv.* (1) 821 $ Feb-97 Small-Cap Core Funds 46 342 / 744 73 417 / 574 74 333 / 451 11 17 / 161 14 18 / 129 Income Funds Janus Flexible Bond Fund 755 $ May-07 Intermediate Inv Grade Debt Funds 20 104 / 524 40 180 / 455 36 138 / 393 42 75 / 181 Janus High-Yield Fund 592 $ Dec-03 High Current Yield Funds 65 285 / 444 50 185 / 376 86 274 / 319 19 27 / 146 45 161 / 361 Janus Short-Term Bond Fund 173 $ May-07 Short Investment Grade Debt Funds 42 97 / 234 52 104 / 201 16 23 / 148 40 32 / 81 Janus Federal Tax-Exempt Fund 85 $ Feb-05 General Muni Debt Funds 99 234 / 236 99 218 / 220 99 209 / 212 92 127 / 138 100 221 / 221 Asset Allocation Funds Janus Smart Portfolio-Growth (2) N/A Dec-05 Mixed-Asset Target Alloc. Growth Funds 2 10 / 627 - - - - - - 3 14 / 590 Janus Smart Portfolio-Moderate (2) N/A Dec-05 Mixed-Asset Target Alloc. Mod. Funds 2 7 / 442 - - - - - - 2 8 / 412 Janus Smart Portfolio-Conservative (2) N/A Dec-05 Mixed-Asset Target Alloc. Cons. Funds 1 4 / 401 - - - - - - 2 6 / 353 Janus Investment Fund ("JIF") 1-Year 10-Year 3-Year 5-Year Lipper Rankings Based on Total Returns as of 9/30/07 Since PM Inception ‡ ‡ ‡

INTECH Robert Garvy INTECH Chairman and Chief Executive Officer

With over 20 years of experience, INTECH is a well established, risk-managed asset manager INTECH Assets Under Management ($ in billions, AUM as of end of period) 2001 to 3Q 2007 CAGR (1) = 54.5% Founded in 1987 86.5%-owned subsidiary of Janus Offices in Palm Beach Gardens, FL, Princeton, NJ and London INTECH employed 75 people as of September 30, 2007 INTECH has one of the longest continuous records of mathematical investing in the industry Overview Note: CAGR as used in this presentation represents Compound Annual Growth Rate. INTECH vs. Quantitative Managers Investors have transparency into INTECH’s process, not a “black box” INTECH seeks to produce a high reward-to-risk ratio, vs. simply maximizing portfolio returns or minimizing portfolio volatility No fundamental predictions or forecasts in INTECH’s stock selection process Consistent with the efficient market hypothesis, INTECH’s formula does not depend on securities mispricing INTECH’s investment process is based on mathematical principles, not multi-factor modeling $5.7 $7.3 $14.3 $25.8 $44.7 $69.6 $62.3 $0 $20 $40 $60 $80 2001 2002 2003 2004 2005 2006 3Q 2007

INTECH’s process continues to identify and overweight stocks with higher relative volatility, while controlling tracking error Begins with the stocks in the benchmark index Excludes stocks that are too illiquid to trade Employs a mathematical process which attempts to identify: Stocks with high relative volatility Stocks with low correlation Risk management is a key objective of the process Results in a portfolio which attempts to outperform the benchmark index with a high information ratio The mathematical investment process is consistently applied across all of INTECH’s products Step 1 Step 3 Stock Screen Establish Eligible Universe Mathematical Process Step 4 Step 2 More Efficient Portfolio

Growth of assets under management has not led to higher implementation short-fall trading costs In 2001, INTECH implemented a refinement in the optimization process that significantly reduced average order size Decimalization improved overall trade cost An efficient, integrated trading system continues to be integral to INTECH’s investment process INTECH AUM and Domestic Trading Costs (Trading costs as basis points of total trade order value over the period) Source: INTECH. Trading costs are measured as the difference between the decision and execution price plus commission costs. $5.7 $69.6 $62.3 $44.7 $25.8 $14.3 $7.3 17 17 15 15 17 19 27 $0 $10 $20 $30 $40 $50 $60 $70 $80 2001 2002 2003 2004 2005 2006 9/30/2007 EOP AUM (in $ billions) 0 5 10 15 20 25 30 Trading Costs (in basis points)

Enhanced Plus Composite Rankings Group: CAI: Core Equity Style Source: Callan Associates Inc. (CAI) Relative gross performance and rankings (1,2) (Performance reported as of 6/30/07) Alpha and information ratio rankings (1) (Since inception – 7/1/87) Source: CAI Notes: Data presented reflects past performance, which is no guarantee of future results. Important definitions can be found on p. 34. CAI’s software has been used by INTECH to create the performance and risk related exhibits. A fee was paid to the firm for the use of the software. The results are presented gross of fees and are annualized for periods of one year or longer. Enhanced Plus composite returns as of 6/30/2007 net of fees were as follows: 17.96% (1-year), 12.83% (3-years), 11.95% (5-years), 9.26% (10-years), and 12.01% (since inception). Please see p. 33 for latest 9/30/2007 standardized performance. Percentile Ranking Last Year Last 3 Years Last 5 Years Last 10 Years Since Inception 7/1/87 # in Category %-ile Rank Enhanced Plus Percentile Ranking Alpha Information Ratio Enhanced Plus S&P 500%-ile Rank Last Year Last 3 Years Last 5 Years Last 10 Years 7/1/87 Since Inception 100 90 80 70 60 50 40 30 20 10 0 Group: CAI:Core Equity Style Annualized Return Rankings for Periods Ended June 30, 2007* INTECH Enhanced Plus Composite 10th Percentile 24.89 14.63 13.04 10.19 13.01 25th Percentile 22.15 13.90 12.34 9.65 12.76 Median 20.87 12.77 11.66 8.43 11.84 75th Percentile 17.80 11.78 10.37 7.82 11.03 90th Percentile 16.53 9.58 9.31 6.75 10.66 # of Members in Universe 51 51 51 40 19 INTECH:Enhanced Plus A 18.31 13.20 12.34 9.66 12.43 S&P:500 B 20.59 11.68 10.71 7.13 10.83 Rank 67 44 25 24 35 Returns Ranking A (67) A (44) A (25) A (24) A (35) B (53) B (76) B (72) B (89) B (86) Alpha Information Ratio 100 90 80 70 60 50 40 30 20 10 0 10th Percentile 2.69 0.67 25th Percentile 2.06 0.46 Median 1.03 0.31 75th Percentile 0.40 0.17 90th Percentile (0.09) (0.02) Member Count 19 19 INTECH:Enhanced Plus A 1.51 0.69 Rank 35 5 A (35) A (5)

Notes: Data presented reflects past performance, which is no guarantee of future results. Important definitions can be found on p. 34. CAI’s software has been used by INTECH to create the performance and risk related exhibits. A fee was paid to the firm for the use of the software. The results are presented gross of fees and are annualized for periods of one year or longer. Large Cap Growth composite returns as of 6/30/2007 net of fees were as follows: 12.25% (1-year), 7.78% (3-years), 10.85% (5-years), 11.58% (10-years), and 14.78% (since inception). Please see p. 33 for latest 9/30/2007 standardized performance. Large Cap Growth Composite Rankings Group: CAI: Large Cap Growth Style The CAI benchmark for the LCG gross performance and rankings shown above is a blend of two indices. From inception to 12/15/2005, the benchmark was 100% Barra index and from 12/16/2005 to current month-end was 100% Citigroup index. For further explanation please see p. 34. Alpha and information ratio rankings (1) (Since inception – 7/1/93) Source: CAI Source: CAI Relative gross performance and rankings (1,2) (Performance reported as of 6/30/07) Percentile Ranking Last Year Last 3 Years Last 5 Years Last 10 Years Since Inception 7/1/93 Percentile Ranking Alpha Information Ratio Last Year Last 3 Years Last 5 Years Last 10 Years 7/1/93 Since Inception 100 90 80 70 60 50 40 30 20 10 0 Group: CAI:Large Cap Growth Style Annualized Return Rankings for Periods Ended June 30, 2007* INTECH Large Cap Growth Composite 10th Percentile 21.15 13.34 12.50 10.01 13.85 25th Percentile 19.24 10.51 10.60 8.45 11.56 Median 16.72 9.19 8.75 6.77 10.58 75th Percentile 15.00 8.00 7.68 5.35 9.51 90th Percentile 12.78 6.64 6.86 4.29 8.81 # of Members in Universe 70 70 69 63 48 INTECH:Lg Cap Growth A 12.76 8.29 11.41 12.16 15.39 Growth Index Blended** B 19.37 8.13 8.46 5.41 10.19 Rank 90 72 17 5 2 Returns Ranking A (90) A (72) A (17) A (5) A (2) B (23) B (74) B (59) B (72) B (61) Last Year Last 3 Years Last 5 Years Last 10 Years 7/1/93 Since Inception 100 90 80 70 60 50 40 30 20 10 0 Group: CAI:Large Cap Growth Style Annualized Return Rankings for Periods Ended June 30, 2007* INTECH Large Cap Growth Composite 10th Percentile 21.15 13.34 12.50 10.01 13.85 25th Percentile 19.24 10.51 10.60 8.45 11.56 Median 16.72 9.19 8.75 6.77 10.58 75th Percentile 15.00 8.00 7.68 5.35 9.51 90th Percentile 12.78 6.64 6.86 4.29 8.81 # of Members in Universe 70 70 69 63 48 INTECH:Lg Cap Growth A 12.76 8.29 11.41 12.16 15.39 Growth Index Blended** B 19.37 8.13 8.46 5.41 10.19 Rank 90 72 17 5 2 Returns Ranking A (90) A (72) A (17) A (5) A (2) B (23) B (74) B (59) B (72) B (61) Alpha Information Ratio 100 90 80 70 60 50 40 30 20 10 0 10th Percentile 3.08 0.38 25th Percentile 1.84 0.22 Median 0.33 0.05 75th Percentile (0.61) (0.09) 90th Percentile (1.38) (0.24) Member Count 48 48 INTECH:Lg Cap Growth 5.44 1.21 INTECH:Lg Cap Growth Rank 2 2 A (2) A (2)

INTECH aims to achieve its targeted returns over the long-term; recent short-term underperformance is not unexpected or unprecedented

- Most of INTECH's products have generally underperformed their benchmarks over the past six quarters, with substantial underperformance concentrated in 2Q 2007 and in more aggressive strategies (Large Cap Growth and Large Cap Core) (1)
- Periods of similar magnitude of both near-term underperformance and outperformance have occurred over INTECH's 20-year history

INTECH Product Strategy Batting Averages (2)

(Historical relative gross performance for composites over various time horizons)

As of 9/30/2007	Inception Date	3-year	5-year	7-year	10-year
Large Cap Growth	7/93	97%	100%	100%	100%
Enhanced Plus	7/87	79%	85%	100%	100%
Broad Large Cap Growth	11/00	97%	100%	NA	NA
Broad Enhanced Plus	4/01	100%	100%	NA	NA
Enhanced Index	4/98	100%	100%	100%	NA
Large Cap Core	8/01	100%	100%	NA	NA
Large Cap Value	7/93	79%	86%	100%	100%

Note:
(1) Performance reported as of 9/30/2007, on an annualized basis and net of fees. See p. 33 and 34 for standardized INTECH performance.
(2) Batting average is defined as the percentage of periods a strategy has outperformed its relative benchmark, gross of fees. Periods are calculated on a monthly basis, since inception through 9/30/2007. Only composites for INTECH product strategies with at least a 5-year performance track record are shown.

15

Large Cap Growth Enhanced Other Large Cap Core Large Cap Value Growth replacement cycle and significantly above target performance drove substantial net inflows for INTECH from 2004-2006 Over the last 18 months, performance of U.S. products has been challenging, but long-term performance remains strong The near-term asset allocation decisions of institutions have resulted in increased redemptions Demand for INTECH’s U.S. long-only product set continues INTECH has been expanding its product set INTECH International Equity, Global Core, Long/Short (120/20), and Market Neutral Client base continues to be diversified with no segment accounting for more than one third of total assets Despite disappointing flows in 3Q 2007, we believe INTECH remains well positioned for long-term growth INTECH Historical Net Flows ($ in billions) Positioned for Long-Term Growth Historical Flows INTECH AUM Mix by Product Strategy (% of Total AUM of $69.6 billion, as of September 30, 2007) $3.1 $4.4 $8.6 $16.1 $12.0 $2.1 $0 $3 $6 $9 $12 $15 $18 2002 2003 2004 2005 2006 YTD - 3Q 2007

Financials Greg Frost Chief Financial Officer

3Q 2007 Financial overview 3Q 2007 EPS from continuing operations of $0.29 up from $0.28 in 2Q 2007 and $0.16 in 3Q 2006 (1) Janus has decided to pursue a disposition of the printing and fulfillment business, resulting in the segment being reclassified as discontinued operations Discontinued operations results in 3Q 2007 include a $(0.21) EPS impairment charge and a $(0.01) operating loss ($(0.04) year-to-date) (2) Average AUM of $193.5 billion and revenue from continuing operations of $284.6 million up 2.8% and 4.2%, respectively, from 2Q 2007 3Q 2007 operating margin from continuing operations of 33.7%, slightly lower than in 2Q 2007 on higher operating expenses of $188.8 million Employee compensation and benefits up $4.3 million in 3Q 2007 on higher revenue and improved investment performance Due to timing of initiatives, full year 2007 marketing and advertising expenses expected to be lower than previous guidance, despite anticipated 4Q 2007 spend of $9.0 - $12.0 million Completed $184 million of stock buybacks in 3Q 2007 at an average price of $28.32 per share Notes: On September 28, 2007, Janus formally decided to pursue the disposition of its printing and fulfillment business; as a result, going forward, financial reporting of continuing operations will exclude results of the printing and fulfillment segment. Discontinued operations results in 3Q 2007 included a (net of tax) impairment charge of $36 million ($(0.21) per share).

Janus today Continuing to deliver strong relative investment performance (1) Limiting effects of turnover through deep bench and succession planning Positive total company long-term net flows and Janus (ex-INTECH) long-term net flows Despite disappointing flows in the quarter, we believe INTECH remains well positioned for long-term growth Business model focusing on intermediary and institutional distribution Gaining positive recognition in the marketplace for our progress Improved operating margin and growing EPS Returning excess cash to shareholders via stock buybacks Focusing on our core business of investment management Data presented reflects past performance, which is no guarantee of future results. Note: References to performance reported as of 9/30/2007. Please see p. 8 and 31 for complete Lipper rankings, Morningstar ratings and performance.

Safe harbor statement This presentation includes statements concerning potential future events involving Janus Capital Group Inc. that could differ materially from the events that actually occur. The differences could be caused by a number of factors including those factors identified in Janus’ Annual Report on Form 10-K for the year ended December 31, 2006, on file with the Securities and Exchange Commission (Commission file no. 001-15253), including those that appear under headings such as “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and in the Prospectus Supplement (dated June 11, 2007) to the Company’s Registration Statement on Form S-3 filed June 5, 2007. Many of these factors are beyond the control of the company and its management. Any forward-looking statements contained in this presentation are as of the date on which such statements were made. The company assumes no duty to update them, even if experience, unexpected events, or future changes make it clear that any projected results express or implied therein will not be realized.

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-3713 or download the file from janus.com. Read it carefully before you invest or send money. Janus Capital Group consists of Janus Capital Management LLC, Enhanced Investment Technologies, LLC (INTECH), and Capital Group Partners, Inc. Janus Capital Group owns 30% of Perkins, Wolf, McDonnell and Company, LLC. INTECH is a subsidiary of Janus Capital Group Inc. Indexes are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio. The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000 Index. The Russell 1000® Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The S&P 500® Index is a commonly recognized, market capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance. The MSCI Worldsm Index is a market capitalization weighted index composed of companies representative of the market structure of Developed Market countries in North America, Europe and the Asia/Pacific Region. The MSCI EAFE® Index is a market capitalization weighted index composed of companies representative of the market structure of Developed Market countries in Europe, Australasia and the Far East. The MSCI EAFE® Growth Index is a subset of the Morgan Stanley Capital International EAFE Index and contains constituents of the Morgan Stanley Capital International EAFE Index which are categorized as growth securities. The MSCI EAFE® Value Index is a subset of the Morgan Stanley Capital International EAFE Index and contains constituents of the Morgan Stanley Capital International EAFE Index which are categorized as value securities. Differences between compared investments may include objectives, sales and management fees, liquidity, volatility, tax features and other features, which may result in differences in performance. Janus funds distributed by Janus Distributors LLC (10/07) Other important disclosures

Appendix

AUM by investment discipline and distribution channel Value ($10.9bn) Domestic Intermediary ($57.2bn) $208.0 billion in AUM as of 9/30/07 By Investment Discipline By Distribution Channel Growth / Blend ($82.0bn) Money Market ($18.5bn) Global / International ($21.9bn) Fixed Income ($5.2bn) Mathematical ($69.6bn) Institutional ($79.0bn) Retail ($58.8bn) International ($12.9bn) 6% 28% 27% 39% 39% 9% 10% 3% 5% 34%

3Q 2007 EPS from continuing operations of $0.29 up $0.01 from 2Q 2007

Consolidated Entity

($ in millions, except AUM and per share)	Quarter Ended September 30, 2007	Quarter Ended June 30, 2007	Variance (%)	Quarter Ended September 30, 2007	Quarter Ended September 30, 2006	Variance (%)
Average AUM ($ in billions)	$ 193.5	$ 188.2	2.8%	$ 193.5	$ 153.2	26.3%
Continuing Operations [1]						
Revenue	$ 284.6	$ 273.0	4.2%	$ 284.6	$ 229.0	24.3%
Operating expenses	188.8	178.6	5.7%	188.8	172.0	9.8%
Operating income	95.8	94.4	1.5%	95.8	57.0	68.1%
Operating margin	33.7%	34.6%		33.7%	24.9%	
Interest expense	(18.9)	(11.5)	64.3%	(18.9)	(8.1)	133.3%
Other income, net	8.9	5.0	78.0%	8.9	8.0	11.3%
Income tax provision	(32.0)	(32.9)	-2.7%	(32.0)	(20.4)	56.9%
Equity earnings of unconsolidated affiliate	1.9	1.7	11.8%	1.9	1.7	11.8%
Minority interest in consolidated earnings	(4.9)	(5.1)	-3.9%	(4.9)	(5.6)	-12.5%
Net income from continuing operations	$ 50.8	$ 51.6	-1.6%	$ 50.8	$ 32.6	55.8%
Net loss from discontinued operations [2]	(2.6)	(2.8)	-7.1%	(2.6)	(3.1)	-16.1%
Impairment related to discontinued operations, net of taxes [2]	(36.0)	-	0.0%	(36.0)	-	0.0%
Net income	$ 12.2	$ 48.8	-75.0%	$ 12.2	$ 29.5	-58.6%
Diluted earnings per share [3]						
Continuing operations	$ 0.29	$ 0.28	3.3%	$ 0.29	$ 0.16	81.2%
Discontinued operations excluding impairment charge [2]	(0.01)	(0.02)	-2.6%	(0.01)	(0.02)	-2.5%
Discontinued operations impairment charge [2]	(0.21)	-		(0.21)	-	
Diluted earnings per share	$ 0.07	$ 0.27	-73.8%	$ 0.07	$ 0.15	-51.9%
Weighted average diluted shares outstanding (in millions)	173.9	182.4	-4.7%	173.9	202.2	-14.0%

Note:
(1) Continuing operations previously disclosed as the investment management segment.
(2) Discontinued operations previously disclosed as the printing and fulfillment segment.
(3) Each component of EPS presented has been individually rounded to enhance accuracy.

24

Slight decline in 3Q 2007 operating margin partly reflects the $3.8 million net benefit in 2Q 2007

Continuing Operations

($ in millions, except AUM and per share)	Quarter Ended September 30, 2007	Quarter Ended June 30, 2007	Variance (%)	Quarter Ended September 30, 2007	Quarter Ended September 30, 2006	Variance (%)
Average AUM ($ in billions)	$ 193.5	$ 188.2	2.8%	$ 193.5	$ 153.2	26.3%
Revenue						
Investment management fees	$ 228.5	$ 220.6		$ 228.5	$ 183.5	
Performance fees [(1)]	5.1	3.8		5.1	4.0	
Other	51.0	48.6		51.0	41.5	
Total revenue	284.6	273.0	4.2%	284.6	229.0	24.3%
Basis points						
Investment management fees	*46.9*	*47.0*		*46.9*	*47.5*	
Investment management fees and performance fees	*47.9*	*47.8*		*47.9*	*48.6*	
Operating expenses						
Employee compensation and benefits	91.1	86.8		91.1	70.7	
Long-term incentive compensation	13.8	17.0		13.8	17.0	
Marketing and advertising	6.5	5.0		6.5	6.6	
Distribution	35.4	34.5		35.4	26.1	
Depreciation and amortization	8.9	8.7		8.9	7.6	
General, administrative and occupancy	33.1	26.9		33.1	33.5	
Restructuring and impairments	-	-		-	10.5	
Mutual fund investigation recoveries	-	(0.3)		-	-	
Total operating expense	$ 188.8	$ 178.6	5.7%	$ 188.8	$ 172.0	9.8%
Operating income	$ 95.8	$ 94.4	1.5%	$ 95.8	$ 57.0	68.1%
Operating margin	33.7%	34.6%		33.7%	24.9%	

Note:
(1) Includes private account and mutual fund performance fees. Mutual fund performance fee detail is presented on p. 27.

25

Printing and fulfillment has been reclassified as discontinued operations

($ in millions except AUM and per share data)	3Q 2007	2Q 2007	1Q 2007	4Q 2006	3Q 2006	2Q 2006	1Q 2006
Average AUM ($ in billions)	**193.5**	**188.2**	**172.1**	**165.1**	**153.2**	**154.0**	**154.4**
Revenue							
Investment management fees	$ 228.5	$ 220.6	$ 200.9	$ 194.1	$ 183.5	$ 187.0	$ 185.6
Performance fees	5.1	3.8	2.5	2.4	4.0	4.3	4.2
Other	51.0	48.6	44.5	44.7	41.5	41.8	42.7
Total revenue	284.6	273.0	247.9	241.2	229.0	233.1	232.5
Operating expenses							
Employee compensation and benefits	91.1	86.8	87.4	82.9	70.7	78.2	83.4
Long-term incentive compensation	13.8	17.0	18.7	20.7	17.0	23.0	22.0
Marketing and advertising	6.5	5.0	5.1	8.6	6.6	7.7	5.4
Distribution	35.4	34.5	30.6	30.1	26.1	27.2	26.8
Depreciation and amortization	8.9	8.7	7.1	7.8	7.6	8.3	8.3
General, administrative and occupancy	33.1	26.9	30.2	33.0	33.5	31.4	33.7
Restructuring and impairments	-	-	0.4	0.5	10.5	-	-
Mutual fund investigation recoveries	-	(0.3)	(0.5)	(4.1)	-	-	(10.0)
Total operating expense	188.8	178.6	179.0	179.5	172.0	175.8	169.6
Operating income	95.8	94.4	68.9	61.7	57.0	57.3	62.9
Operating margin	33.7%	34.6%	27.8%	25.6%	24.9%	24.6%	27.1%
Interest expense	(18.9)	(11.5)	(9.5)	(10.0)	(8.1)	(7.2)	(7.0)
Other income, net	8.9	5.0	6.4	13.3	8.0	7.2	8.5
Income tax provision	(32.0)	(32.9)	(23.4)	(25.4)	(20.4)	(20.9)	(23.4)
Equity earnings of unconsolidated affiliate	1.9	1.7	1.7	1.7	1.7	2.0	1.7
Minority interest	(4.9)	(5.1)	(6.1)	(5.5)	(5.6)	(5.2)	(5.4)
Income from continuing operations	**$ 50.8**	**$ 51.6**	**$ 38.0**	**$ 35.8**	**$ 32.6**	**$ 33.2**	**$ 37.3**
Loss from discontinued operations	(38.6)	(2.8)	(2.4)	1.9	(3.1)	(2.1)	(2.0)
Net income	$ 12.2	$ 48.8	$ 35.6	$ 37.7	$ 29.5	$ 31.1	$ 35.3
Diluted earnings per share [1]							
Continuing operations	**$ 0.29**	**$ 0.28**	**$ 0.20**	**$ 0.18**	**$ 0.16**	**$ 0.16**	**$ 0.18**
Discontinued operations	(0.22)	(0.02)	(0.01)	0.01	(0.02)	(0.01)	(0.01)
Total	$ 0.07	$ 0.27	$ 0.19	$ 0.19	$ 0.15	$ 0.15	$ 0.17

Note:
(1) Each component of EPS presented has been individually rounded to enhance accuracy.

26

Mutual funds with performance-based advisory fees Past performance is no guarantee of future results. Please refer to footnotes on p. 28. Mutual Funds with Performance Fees (1) (AUM $ in millions, performance fees $ in thousands) EOP AUM Base Performance Performance 3Q 2007 P&L Impact 9/30/2007 Benchmark Fee Fee (2) Hurdle vs. Benchmark of Performance Fees Contrarian Funds (3) Janus Contrarian Fund $7,910.6 S&P 500 ® Index 0.64% ± 15 bps ± 7.00% $1,789.5 Janus Adviser Contrarian Fund $183.4 S&P 500 ® Index 0.64% ± 15 bps ± 7.00% $13.9 Worldwide Funds (3) Janus Worldwide Fund $4,540.3 MSCI World sm Index 0.60% ± 15 bps ± 6.00% $749.3 Janus Adviser Worldwide Fund $183.1 MSCI World sm Index 0.60% ± 15 bps ± 6.00% $19.4 Janus Aspen Worldwide Growth Portfolio $1,464.7 MSCI World sm Index 0.60% ± 15 bps ± 6.00% $286.5 Research Fund (3) Janus Research Fund $4,754.1 Russell 1000 ® Growth Index 0.64% ± 15 bps ± 5.00% $1,498.8 Global Research Fund (4,5) Janus Global Research Fund $248.8 Russell 1000 ® Index / MSCI World Growth Index 0.64% ± 15 bps ± 6.00% $43.9 International Equity Fund (6) Janus Adviser International Equity Fund $29.6 MSCI EAFE ® Index 0.68% ± 15 bps ± 7.00% N/A Risk-Managed Funds (4) INTECH Risk-Managed Stock Fund $523.4 S&P 500 ® Index 0.50% ± 15 bps ± 4.00% ($184.8) Janus Adviser INTECH Risk-Managed Core Fund $200.3 S&P 500 ® Index 0.50% ± 15 bps ± 4.00% ($46.8) Janus Aspen INTECH Risk-Managed Core Portfolio $31.5 S&P 500 ® Index 0.50% ± 15 bps ± 4.00% ($6.7) Mid Cap Value Funds (3,7) Janus Mid Cap Value Fund $6,703.5 Russell Midcap Value ® Index 0.64% ± 15 bps ± 4.00% ($196.7) Janus Adviser Mid Cap Value Fund $811.5 Russell Midcap Value ® Index 0.64% ± 15 bps ± 4.00% ($6.2) Janus Aspen Mid Cap Value Portfolio $79.2 Russell Midcap Value ® Index 0.64% ± 15 bps ± 4.00% ($4.1) Total $27,663.9 $3,956.1

Mutual funds with performance-based advisory fees (cont’d) Notes: The funds listed have a performance-based investment advisory fee that adjusts upward or downward based on each fund’s performance relative to an approved benchmark index over a performance measurement period. Please see the Funds’ Statement of Additional Information for more details. Actual performance measurement periods used for calculating the performance fees are from 12 months up to 36 months, and then over 36 month rolling periods. Adjustment of ± 15 bps assumes constant assets and could be higher or lower depending on asset fluctuations. The performance measurement period began on 2/1/2006 and the performance adjustment was implemented as of 2/1/2007. The performance measurement period began on 1/1/2006 and the performance adjustment was implemented as of 1/1/2007. Effective December 31, 2006, Janus Research Fund changed its name to Janus Global Research Fund. Effective January 1, 2007, Janus Global Research Fund will benchmark its performance to the MSCI World Growth Index. This index will be used to calculate the Fund’s performance adjustment to the investment advisory fee for periods after January 1, 2007. The Russell 1000® Index will be used to calculate the performance adjustment to the investment advisory fee for periods prior to January 1, 2007. The performance measurement period began on 12/1/2006 and the performance adjustment will be implemented as of 12/1/2007. Performance fees paid by the Fund are split 50/50 (net of any reimbursements of expenses incurred or waived by Janus Capital) with Perkins, Wolf, McDonnell, and Company LLC., sub-adviser for the Mid Cap Value funds. Data shown for Janus Mid Cap Value Fund includes both investor and institutional share classes. The Russell Midcap® Value Index measures the performance of those Russell Midcap® companies with lower price-to-book ratios and lower forecasted growth rates. The MSCI World Growth Index is a subset of the Morgan Stanley Capital Worldsm Index which is a market capitalization weighted index composed of companies representative of the market structure of developed market countries around the world. The index includes reinvestment of dividends, net of foreign withholding taxes.

Performance-based accelerated vesting will have an impact on LTI amortization Notes: Schedule reflects LTI awards granted as of 9/30/2007 and does not take into account any future LTI awards. Includes reduction in expense related to estimated forfeitures. EPS growth for the 2007 grant is calculated excluding the expense decrease related to the 2002 5% grant becoming fully amortized. Includes $7 million of amortization in 1Q 2007 related to the 2002 5% grant, other grants with no performance vesting, and grants made to executives which will not vest if targeted EPS growth is not met. Full-Year 2007 Long-Term Incentive Compensation Amortization (1), (2) ($ in millions) Implied original grant value % remaining to vest Amount remaining to vest <10% 10% - 15% 15% - 20% 20% - 25% 25% - 50% >50% % amortized based on EPS growth 25% 30% 35% 40% 45% 50% 2005 grant 15.6 $ 35% 5.5 $ 3.9 $ 4.7 $ 5.5 $ 5.5 $ 5.5 $ 5.5 $ 2006 grant 37.2 60% 22.3 9.3 10.9 12.5 14.2 15.8 17.5 2007 grant (3) 28.7 100% 28.7 7.2 8.6 10.0 11.5 12.9 14.3 All other (4) n/a 48.0 18.1 25.5 26.9 28.1 29.3 30.6 2007 EPS Growth Assumptions

Janus continues to return excess cash to shareholders 3Q 2007 buyback activity $184 million of repurchases 6.5 million shares repurchased $28.32 average price per share 3.4% net share reduction 2007 year-to-date buyback activity $660 million of repurchases 26.3 million shares repurchased $25.09 average price per share 12.0% net share reduction Since the buyback programs began in 2004, shares outstanding have been reduced by 28.8% Janus cumulative stock buyback activity since 3Q 2004 (Amount of buybacks in $ millions, shares outstanding in millions) $42 $84 $184 $239 $341 $376 $501 $606 $744 $1,069 $869 $1,346 $1,530

Morningstar Rating™ based on risk-adjusted returns as of September 30, 2007

Janus Investment Fund ("JIF")

The Overall Morningstar Rating™ is derived from a weighted average of the performance figures associated with its three-, five-, and ten-year (if applicable) Morningstar Rating™ metrics.

Fund	Category	Overall Rating Stars	Overall Rating # of Funds	Three-Year Rating Stars	Three-Year Rating # of Funds	Five-Year Rating Stars	Five-Year Rating # of Funds	Ten-Year Rating Stars	Ten-Year Rating # of Funds
Janus Fund	Large Growth Funds	★★★	1443	★★★★	1443	★★★	1206	★★★	507
Janus Enterprise Fund	Mid-Cap Growth Funds	★★★	816	★★★★	816	★★★★	675	★★	275
Janus Growth and Income Fund	Large Growth Funds	★★★★	1443	★★★★	1443	★★★	1206	★★★★★	507
Janus Research Fund	Large Growth Funds	★★★★	1443	★★★★★	1443	★★★★	1206	★★★★	507
Janus Orion Fund	Mid-Cap Growth Funds	★★★★★	816	★★★★★	816	★★★★★	675		N/A
Janus Twenty Fund [1]	Large Growth Funds	★★★★★	1443	★★★★★	1443	★★★★★	1206	★★★★	507
Janus Venture Fund [1]	Small Growth Funds	★★★★	656	★★★★★	656	★★★★★	548	★★★	246
Janus Triton Fund	Small Growth Funds		N/A		N/A		N/A		N/A
Janus Global Research Fund	World Stock Funds		N/A		N/A		N/A		N/A
Janus Global Life Sciences Fund	Specialty-Health Funds	★★★	186	★★★	186	★★★	164		N/A
Janus Global Technology Fund	Specialty-Technology Funds	★★★	283	★★★★	283	★★★	256		N/A
Janus Overseas Fund	Foreign Large Growth Funds	★★★★★	183	★★★★★	183	★★★★★	159	★★★★	61
Janus Worldwide Fund	World Stock Funds	★★	430	★★	430	★	389	★★	174
Janus Global Opportunities Fund	World Stock Funds	★★	430	★★	430	★★	389		N/A
Janus Balanced Fund	Moderate Allocation Funds	★★★★	891	★★★★	891	★★	671	★★★★★	379
INTECH Risk-Managed Stock Fund	Large Blend Funds	★★★	1646	★★★	1646		N/A		N/A
Janus Fundamental Equity Fund	Large Blend Funds	★★★★★	1646	★★★★★	1646	★★★★	1284	★★★★★	566
Janus Contrarian Fund	Large Blend Funds	★★★★★	1646	★★★★★	1646	★★★★★	1284		N/A
Janus Mid Cap Value Fund - Investor Shares [2]	Mid-Cap Value Funds	★★★★	284	★★★	284	★★★★	214		N/A
Janus Small Cap Value Fund - Investor Shares [1,2]	Small Value Funds	★★★★	316	★★★	316	★★★	246	★★★★	84
Janus Federal Tax-Exempt Fund	Muni National Long Funds	★	256	★	256	★	245	★	189
Janus Flexible Bond Fund	Intermediate-Term Bond Funds	★★★	968	★★★	968	★★★	819	★★★	407
Janus High-Yield Fund	High Yield Bond Funds	★★★	454	★★★	454	★★	386	★★★★	184
Janus Short-Term Bond Fund	Short-Term Bond Funds	★★★	375	★★★	375	★★★★	281	★★★	159
Janus Smart Portfolio-Growth	Moderate Allocation Funds		N/A		N/A		N/A		N/A
Janus Smart Portfolio-Moderate	Moderate Allocation Funds		N/A		N/A		N/A		N/A
Janus Smart Portfolio-Conservative	Conservative Allocation Funds		N/A		N/A		N/A		N/A
Percent of funds rated 4 or 5 Stars		50.0%		54.5%		47.6%		53.3%	

Data presented reflects past performance, which is no guarantee of future results. © 2007 Morningstar, Inc. All Rights Reserved.

Notes: [1]Closed to new investors. [2]Rating is for this share class only; other classes may have different performance characteristics.

For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating™ based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of the funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.)

31

Additional INTECH composite performance

INTECH Composite Relative Performance and Rankings [1] (Returns shown net of fees)	Inception Date	Annualized Returns (%) for Periods Ended 6/30/07: 1 Year	3 Year	5 Year	10 Year	Since Inception	Since Inception: Alpha	Information Ratio
Broad Large Cap Growth Composite	11/00							
Percentile Ranking		72	33	22	--	10	13	7
# in Category		70	70	69	--	67	67	67
Net return		14.76	9.32	10.34	--	2.22	--	--
Russell 1000 Growth Index		19.04	8.70	9.28	--	(0.27)	--	--
Broad Enhanced Plus Composite	4/01							
Percentile Ranking		65	45	26	--	12	14	4
# in Category		51	51	51	--	51	51	51
Net return		18.44	12.82	11.92	--	8.42	--	--
Russell 1000 Index		20.43	12.34	11.33	--	6.62	--	--
Enhanced Index Composite	4/98							
Percentile Ranking		89	57	45	--	9	9	12
# in Category		19	19	19	--	19	19	19
Net return		17.98	11.78	10.82	--	5.99	--	--
S&P 500 Index		20.59	11.68	10.71	--	5.07	--	--
Large Cap Core Composite	8/01							
Percentile Ranking		96	37	6	--	6	6	12
# in Category		51	51	51	--	51	51	51
Net return		14.98	13.01	11.26	--	11.26	--	--
S&P 500 Index		20.59	11.68	8.50	--	8.50	--	--
Broad Large Cap Value Composite	8/04							
Percentile Ranking		82	--	--	--	56	30	33
# in Category		94	--	--	--	94	94	94
Net return		19.58	--	--	--	16.39	--	--
Russell 1000 Value Index		21.86	--	--	--	16.85	--	--
Global Core Composite	1/05							
Percentile Ranking		65	--	--	--	38	12	13
# in Category		19	--	--	--	19	19	19
Net return		22.51	--	--	--	17.31	--	--
MSCI Developed World Index		24.19	--	--	--	16.13	--	--
Large Cap Value Composite	7/93							
Percentile Ranking		65	14	16	17	25	19	6
# in Category		94	94	89	70	62	62	62
Net return		20.52	16.73	13.96	10.88	13.28	--	--
S&P 500 / Citigroup Value Index		21.77	15.28	12.95	8.44	11.51	--	--

Note:
(1) Rankings calculated by CAI based on gross returns. Returns for periods greater than 1-year are annualized. Past performance cannot guarantee future results. Please see notes to performance on p. 34.

32

Latest INTECH standardized performance (1)

Composite and Respective Index (Composite returns shown net of fees)	Inception Date	Annualized Returns (%) for Periods Ended 9/30/07				
		1 Year	3 Year	5 Year	10 Year	Since Inception
Large Cap Growth Composite	7/93	10.70	9.74	14.51	10.98	14.77
S&P 500® / Citigroup Growth Index		16.79	11.22	12.61	5.19	10.27
Difference versus S&P 500® / Citigroup Growth Index		(6.09)	(1.48)	1.90	5.79	4.50
Enhanced Plus Composite	7/87	14.29	13.67	16.43	8.59	11.95
S&P 500® Index		16.43	13.13	15.45	6.57	10.80
Difference versus S&P 500® Index		(2.14)	0.54	0.98	2.02	1.15
Broad Large Cap Growth Composite	11/00	15.69	11.57	14.72	--	1.52
Russell 1000® Growth Index		19.36	12.21	13.85	--	(2.39)
Difference versus Russell 1000® Growth Index		(3.67)	(0.64)	0.87	--	3.91
Broad Enhanced Plus Composite	4/01	15.15	13.50	16.13	--	8.30
Russell 1000® Index		16.90	13.77	15.98	--	6.68
Difference versus Russell 1000® Index		(1.75)	(0.27)	0.15	--	1.62
Enhanced Index Composite	4/98	15.45	13.36	15.60	--	6.14
S&P 500® Index		16.43	13.13	15.45	--	5.15
Difference versus S&P 500® Index		(0.98)	0.23	0.15	--	0.99
Large Cap Core Composite	8/01	12.91	13.60	16.92	--	8.00
S&P 500® Index		16.43	13.13	15.45	--	5.67
Difference versus S&P 500® Index		(3.52)	0.47	1.47	--	2.33
Broad Large Cap Value Composite	8/04	14.21	14.96	--	--	15.47
Russell 1000® Value Index		14.45	15.24	--	--	15.45
Difference versus Russell 1000® Value Index		(0.24)	(0.28)	--	--	0.02
Global Core Composite	1/05	24.43	--	--	--	17.46
MSCI Developed World® Index		21.68	--	--	--	15.58
Difference versus MSCI Developed World® Index		2.75	--	--	--	1.88
Large Cap Value Composite	7/93	15.24	16.37	18.75	10.03	13.10
S&P 500® / Citigroup Value Index		16.11	15.03	18.33	7.54	11.32
Difference versus S&P 500® / Citigroup Value Index		(0.87)	1.34	0.42	2.49	1.78

Note:
(1) Returns for periods greater than 1-year are annualized. See notes to performance on p. 34.

33

Latest INTECH standardized performance (cont’d) Past performance cannot guarantee future results. Your principal may be at risk during certain market periods. Performance results reflect the reinvestment of dividends and other earnings. Portfolio performance results shown are time-weighted rates of return using daily valuation and include the effect of transaction costs (commissions, exchange fees, etc.). The composites include all actual fee paying accounts managed on a fully discretionary basis according to the investment strategy from inception date, including those no longer under management. Accounts meeting such criteria enter the composite upon the full first month under management. The gross performance results presented do not reflect the deduction of investment advisory fees and returns will be reduced by such advisory fee and other contractual expenses as described in the individual contract and INTECH’s Form ADV Part II. The net performance results do not reflect the deduction of investment advisory fees actually charged to the accounts in the composite.  However, the net performance results do reflect the deduction of model investment advisory fees.  For example, through December 31, 2004, net returns were derived using the maximum fixed fee in effect for each strategy.  As of January 1, 2005, net returns were calculated by applying the standard fee schedule in effect for the respective period to each account in the composite on a monthly basis.  Actual advisory fees may vary among clients invested in this strategy.  Actual advisory fees paid may be higher or lower than model advisory fees. The S&P 500®/Citigroup Growth Index is a capitalization-weighted index.  The S&P 500®/Citigroup style indices allow for overlap between growth and value.  Approximately 1/3 of the market capitalization of the S&P 500® Index will represent pure growth and will be allocated to the growth index.  Approximately 1/3 of the market capitalization of the S&P 500® Index will represent pure value and will be allocated to the value index.  The remaining stocks that are neither pure growth nor pure value will be apportioned between the two style indices. The S&P 500®/Citigroup style indices will be reconstituted annually.  The annual reconstitution of the S&P 500®/Citigroup style indices will occur annually on the 3rd Friday of December to coincide with futures and options expiration. From inception to 12/31/2005, the portfolio's benchmark was the S&P 500®/Barra Growth Index (the "Barra Index").  During the period from 1/01/2006 to 3/31/2006, the benchmark return consisted partially of the return of the Barra Index and the S&P 500®/Citigroup Growth Index (the "Citigroup Index") to resemble the portfolio's composition during the transitional period. The index data for the Large Cap Growth index above is representative of this change. The S&P 500®/Citigroup Value Index is a capitalization-weighted index. The S&P 500®/Citigroup style indices allow for overlap between growth and value. Approximately 1/3 of the market capitalization of the S&P 500® Index will represent pure growth and will be allocated to the growth index. Approximately 1/3 of the market capitalization of the S&P 500® Index will represent pure value and will be allocated to the value index.  The remaining stocks that are neither pure growth nor pure value will be apportioned between the two style indices. The S&P 500®/Citigroup style indices will be reconstituted annually.  The annual reconstitution of the S&P 500®/Citigroup style indices will occur annually on the 3rd Friday of December to coincide with futures and options expiration. From inception to 12/31/2005, the portfolio's benchmark was the S&P 500®/Barra Value Index (the "Barra Index"). During the period from 1/01/2006 to 3/31/2006, the benchmark return consisted partially of the return of the Barra Index and the S&P 500®/Citigroup Value Index (the "Citigroup Index") to resemble the portfolio's composition during the transitional period. The index data for the Large Cap Value Composite above is representative of this change. MSCI Developed World® Index is a free float-adjusted, market capitalization-weighted index that is designed to measure global developed market equity performance. Information Ratio is a measure of portfolio management’s performance against risk and return relative to a benchmark or alternative measure. Tracking Error is a divergence between the price behavior of a position or portfolio and the price behavior of a benchmark. Alpha is a coefficient measuring the portion of an investment’s return arising from specific (non-market) risk.